UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2024
____________________________
CUMULUS MEDIA INC.
(Exact name of registrant as specified in its charter)
____________________________

Delaware		001-38108	82-5134717
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer Identification No.)

780 Johnson Ferry Road NE, Suite 500,	Atlanta,	GA	30342
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code		(404)	949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	CMLS	Nasdaq Global Market
Class A common stock purchase rights	N/A	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.07 – Submission of Matters to a Vote of Security Holders
The Annual Meeting was held on May 2, 2024. The results of voting on the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting were as follows:

Proposal No. 1 (Election of Directors):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mary G. Berner	4,916,602	5,477,434	4,012,568
Matthew C. Blank	6,719,044	3,674,992	4,012,568
Thomas H. Castro	4,916,881	5,477,155	4,012,568
Deborah A. Farrington	6,880,600	3,513,436	4,012,568
Joan Hogan Gillman	6,701,509	3,692,527	4,012,568
Andrew W. Hobson	7,972,878	2,421,158	4,012,568
Brian G. Kushner	6,884,184	3,509,852	4,012,568

As a result of the foregoing vote, each of the seven listed nominees were elected to serve as directors of the Company until the Company’s next annual meeting of stockholders and until their successors are elected and qualified.

Proposal No. 2 (Proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers):

Votes For	Votes Against	Abstain	Broker Non-Votes
3,635,051	6,742,340	16,645	4,012,568

As a result of the foregoing, the proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers was not approved.

Proposal No. 3 (Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024):

Votes For	Votes Against	Abstain
14,185,712	6,716	214,176

As a result of the foregoing, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024 was approved.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

		By:	/s/ Francisco J. Lopez-Balboa
Name: Francisco J. Lopez-Balboa
Title: Executive Vice President, Chief Financial Officer
Date:	May 2, 2024